SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Your Vote Counts!
JACOBS SOLUTIONS INC.
2025 Annual Meeting
Vote by January 28, 2025 11:59 PM ET. For shares held in a
Plan, vote by January 24, 2025 11:59 PM ET.
JACOBS SOLUTIONS INC.
1999 BRYAN STREET
SUITE 3500
DALLAS, TX 75201
V60108-P21175
You invested in JACOBS SOLUTIONS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 29, 2025.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control#
Smartphone users
Vote in Person or Virtually at the
Point your camera here and
Meeting*
vote without entering a
January 29, 2025
control number
12:30 PM CST
In person at:
1999 Bryan Street, First Floor
Dallas, Texas 75201
Virtually at:
www.virtualshareholdermeeting.com/J2025
*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items Recommends
1. Election of Directors
Nominees:
1a. Robert V. Pragada
For
1b. Louis V. Pinkham
For
1c. Priya Abani
For
1d. Michael Collins
For
1e. Manny Fernandez
For
1f. Mary M. Jackson
For
1g. Georgette D. Kiser
For
1h. Robert A. McNamara
For
1i. Peter J. Robertson
For
1j. Julie A. Sloat
For
2. Advisory vote to approve the Company’s executive compensation.
For
3. To approve the amendment of the Company’s Amended and Restated Certificate of Incorporation (Charter) to remove
For
the supermajority voting requirement for changes to the authorized number of shares of preferred stock.
4. To approve the amendment of the Company’s Charter to remove the supermajority voting requirement for amendments
For
to the Company’s bylaws.
5. To approve the amendment of the Company’s Charter to remove the supermajority voting requirement for certain
For significant transactions.
6. To approve the amendment of the Company’s Charter to remove the supermajority voting requirement for certain
For Charter amendments.
7. To approve the amendment of the Company’s Charter to remove the voluntary reorganization provision.
For 8. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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V60109-P21175